HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNT ELEVEN

333-72042          HV-5776 - PremierSolutions Cornerstone

Supplement dated February 25, 2011 to your Prospectus

FUND REORGANIZATION

INVESCO VAN KAMPEN CAPITAL GROWTH FUND – CLASS A

INVESCO VAN KAMPEN ENTERPRISE FUND – CLASS A

INVESCO VAN KAMPEN GLOBAL FRANCHISE FUND – CLASS A

At a special meeting of the shareholders of the below Merging Funds, to be held on April 14, 2011, shareholders will vote on the proposed reorganization (the “Reorganization”) of the following Merging Funds:

Merging Fund	Acquiring Fund
Invesco Van Kampen Capital Growth Fund – Class A	Invesco Van Kampen American Franchise Fund – Class A
Invesco Van Kampen Enterprise Fund – Class A	Invesco Van Kampen American Franchise Fund – Class A
Invesco Van Kampen Global Franchise Fund – Class A	Invesco Global Core Equity Fund – Class A

If the proposed Reorganizations are approved, all net assets of the Merging Funds will be transferred into the Acquiring Funds.  Shareholders of the Merging Funds will receive shares of the Acquiring Funds.  If approved by the shareholders, the Reorganizations are scheduled to take place in the second quarter of 2011 (“Merger Date”).

As a result of the Reorganizations, if any of your Participant Account value is allocated to the Merging Fund Sub-Accounts, that amount will be merged into the Acquiring Fund Sub-Accounts.  If any portion of your future Contribution is allocated to the Merging Fund Sub-Accounts, you may redirect that allocation to another Sub-Account available under your Contract.  Effective as of the close of trading of the New York Stock Exchange on the Merger Date, any transaction that includes an allocation to the Merging Fund Sub-Accounts will automatically be allocated to the Acquiring Fund Sub-Accounts.  Effective as of the close of trading on the New York Stock Exchange on the Merger Date, unless you direct us otherwise, if you are enrolled in any Dollar Cost Averaging Program, Asset Rebalancing Program or other administrative program that includes transfers of Participant Account value or allocation to the Merging Fund Sub-Accounts, your enrollment will terminate automatically.

In the event that the proposed Reorganizations are approved, effective as of the close of trading on the New York Stock Exchange on the Merger Date, all references and information contained in the Prospectus for your Contract related to the Merging Funds are deleted and replaced with the Acquiring Funds.

The Prospectus is amended to reflect the above changes.

THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE REFERENCE.